Form N-SAR: Multi-class supplement

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72DD correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Overseas Portfolio: $2,940
Janus Aspen Worldwide Portfolio: $1,263

Service Class
Janus Aspen Overseas Portfolio: $4,676
Janus Aspen Worldwide Portfolio: $280

Service II Class
Janus Aspen Overseas Portfolio: $1,005
Janus Aspen Worldwide Portfolio: $0

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 72EE correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio: $20,845
Janus Aspen Overseas Portfolio: $6,131

Service Class
Janus Aspen Flexible Bond Portfolio: $4,839
Janus Aspen Overseas Portfolio: $12,299

Service II Class
Janus Aspen Overseas Portfolio: $2,677

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73A correctly, the correct answer is as follows:

Institutional Class
Janus Aspen Overseas Portfolio: $0.2336
Janus Aspen Worldwide Portfolio: $0.0627

Service Class
Janus Aspen Overseas Portfolio: $0.1852
Janus Aspen Worldwide Portfolio: $0.0477

Service II Class
Janus Aspen Overseas Portfolio: $0.1828
Janus Aspen Worldwide Portfolio: $0.0484

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 73B correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Flexible Bond Portfolio: $0.7510
Janus Aspen Overseas Portfolio: $0.4871

Service Class
Janus Aspen Flexible Bond Portfolio: $0.7510
Janus Aspen Overseas Portfolio: $0.4871

Service II Class
Janus Aspen Overseas Portfolio: $0.4871

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74U correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: 887
Janus Aspen Overseas Portfolio: 12,754
Janus Aspen Worldwide Portfolio: 20,177

Service Class
Janus Aspen Global Technology Portfolio: 16,162
Janus Aspen Overseas Portfolio: 25,645
Janus Aspen Worldwide Portfolio: 5,866

Service II Class
Janus Aspen Global Technology Portfolio: 5,257
Janus Aspen Overseas Portfolio: 5,567
Janus Aspen Worldwide Portfolio: 384

The following Portfolios are unable to complete certain items because the electronic format for filing Form N-SAR does not provide adequate space for responding to Item 74V correctly, the correct answer is as follows (in 000's):

Institutional Class
Janus Aspen Global Technology Portfolio: $5.68
Janus Aspen Overseas Portfolio: $51.92
Janus Aspen Worldwide Portfolio: $30.73

Service Class
Janus Aspen Global Technology Portfolio: $5.81
Janus Aspen Overseas Portfolio: $50.94
Janus Aspen Worldwide Portfolio: $30.37

Service II Class
Janus Aspen Global Technology Portfolio: $5.94
Janus Aspen Overseas Portfolio: $51.24
Janus Aspen Worldwide Portfolio: $30.46